Exhibit 13.2

Certification Pursuant to

18 U.S.C. Section 1350,

as Adopted Pursuant to

Section 906 of the Sarbanes-Oxley Act 2002

In connection with the Annual Report on Form 40-F of Sierra Metals Inc. (the “Company”) for the yearly period ended December 31, 2020, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Luis Marchese, Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. §1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to the best of my knowledge:

(1)	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Luis Marchese
Name:	Luis Marchese
Title:	Chief Executive Officer
Date:	March 18, 2021

The foregoing certificate is solely for the purposes of compliance with the aforementioned Section 906 of the Sarbanes-Oxley Act 2002 and is not intended to be used or relied upon for any other purposes.

A signed original of this written statement required by Section 906 has been provided to the Company and will be retained by the Company and furnished to the SEC or its staff upon request.

Certification Pursuant to

18 U.S.C. Section 1350,

as Adopted Pursuant to

Section 906 of the Sarbanes-Oxley Act 2002

In connection with the Annual Report on Form 40-F of Sierra Metals Inc. (the “Company”) for the yearly period ended December 31, 2020, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Ed Guimaraes, Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. §1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to the best of my knowledge:

(1)	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Ed Guimaraes
Name:	Ed Guimaraes
Title:	Chief Financial Officer
Date:	March 18, 2021

The foregoing certificate is solely for the purposes of compliance with the aforementioned Section 906 of the Sarbanes-Oxley Act 2002 and is not intended to be used or relied upon for any other purposes.

A signed original of this written statement required by Section 906 has been provided to the Company and will be retained by the Company and furnished to the SEC or its staff upon request.